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                                                                   EXHIBIT 99.11

                              SUBLEASE AGREEMENT

      This Sublease Agreement (the "Sublease") is made this 4th day of August, 1998, by and between UNIVERSAL STANDARD HEALTHCARE, INC., a Michigan corporation (the "Sublessor") and LABORATORY CORPORATION OF AMERICA HOLDINGS, a Delaware corporation (the "Sublessee").

                             W I T N E S S E T H:

      WHEREAS, Sublessor entered into a certain lease (the "Lease") dated June 18, 1992, with JWJ Company, a Michigan Co-Partnership (the "Lessor"), whereby Sublessor leases approximately 31,243 quare feet of office space (the "Demised Premises") in the building located at 5656 S. Cedar Street, Lansing, Michigan 48911, together with the non-exclusive right and easement to use the parking and common facilities appurtenant thereto (a copy of said Lease is attached hereto as Exhibit "A" and incorporated herein).

      WHEREAS, the Sublessee desires to sublease a portion of the Demised Premises from the Sublessor;

      WHEREAS, the Sublessor desires to sublease a portion of the Demised Premises from the Sublessor; and

      WHEREAS, the Lessor has agree to allow the Sublessor to sublease a portion of the Demised Premises to Sublessee.

      NOW, THEREFORE, in consideration of the mutual covenants, agreements and promises set forth herein, the adequacy, sufficiency and receipt of which are hereby acknowledged by the parties hereto, the parties agree as follows:

      1. Grant of Premises - Sublessor hereby demises and leases to Sublessee and Sublessee hereby leases from Sublessor 11,019 net rentable square feet in the Demised Premises or space currently occupied by Sublessor of which 10,395 are usable square feet and 624 square feet are common area (the "Subleased Premises"), upon the terms and conditions set forth herein and as shown on Exhibit "B" hereto.

      2. Term and Commencement Date - The term of this Sublease shall be 6 months commencing as of August 4, 1998 and expiring on February 9, 1999.

      3.    Rent.

            a. Rent for the entire term shall be Twelve Dollars ($12.00) per square foot. Sublessee shall pay to Sublessor on the first day of each month, in advance monthly prorated rent. All rental payments shall be due and payable on the first day of each and every month during the term of this Sublease and any extensions thereafter. The rent for the first month and for the last month of this Sublease, if less than a full calendar month, shall be prorated.


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      4.    Utilities - Sublessor shall, throughout the term of the Sublease, pay all Utility Costs Sublessor shall not be liable to Sublessee for any failure, shortages, or interruption in the supply of any utility service unless caused by the willful act of Sublessor.

      5. Property Taxes -Sublessor shall, throughout the term of the Sublease, pay all taxes (as defined in the Lease).

      6.    Maintenance -

            A. Sublessor shall provide lawncare, snow removal and landscape maintenance to the Subleased Premises. Sublessee shall contract with Sublessor's current provider or Sublessor's own janitorial service, to provide for Sublessee's janitorial services required in connection with Sublessee's use of the Subleased Premises.

            B. Sublessee shall be responsible for payment of all costs associated with janitorial services provided to the Subleased Premises. Sublessor, at its cost, shall maintain, in accordance with its responsibilities under the Lease, or ensure that Lessor maintains in good condition (i) the structural portions of the Subleased Premises and other improvements that are a part of the Subleased Premises, such structural parts include the foundations, load- bearing and exterior walls, sub-flooring and roof, (ii) the electrical, plumbing, and sewage systems, (iii) window frames, gutter, and downspouts on the building and other improvements that are a part of the Subleased Premises, and (iv) heating, ventilation and air-conditioning systems servicing the Subleased Premises.

            C. Sublessor shall repair the Subleased Premises if they are damaged by (i) causes which Sublessee has no control, (ii) acts or omissions of Sublessor, or its authorized representatives, or (iii) Sublessor's failure to perform its obligations under this paragraph.

      7. Condition of Premises - Sublessor shall deliver the Subleased Premises to Sublessee in its existing condition, provided however, that Sublessor shall demise the subject space including closing all common openings and providing a finished wall and removing all personal property and equipment. Sublessor shall be responsible for removing any electrical and plumbing not required in the Subleased Premises. Any improvements or renovations to the Premises required by Sublessee prior to or during the Term of this Sublease shall be completed (1) at Sublessee's sole expense, and (2) only upon Sublessee obtaining Sublessor's and Landlord's written consent to such improvements or renovations, which consent will not be unreasonably withheld. Sublessor shall be responsible for any expenses associated with removing Sublessor's equipment or furnishings from the Subleased Premises.


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      8.    Insurance -

            (a) Sublessor shall, at all times during the terms of this Sublease, arrange to provide fire and extended coverage insurance on the Subleased Premises in an amount it deems reasonable.

            (b) Additionally, during the term of this lease, Sublessee, all its sole costs and expense, for the mutual benefit of Sublessor and Sublessee, shall carry and maintain an insurance policy on the Premises in an amount of not less than Two Million Dollars ($2,000,000.00) on account of bodily injuries to or death of more than one person, Five Million Dollars ($5,000,000.00) on account of bodily injuries to or death of more than one person as the result of one accident or disaster, and One Million Dollars ($1,000,000.00) on account of damage to property, with an insurance company rated "A" or better by A.M. Best & Co.

      9. Indemnification - Sublessee shall indemnify and hold Sublessor harmless from and against any and all loss, cost, damage and expense resulting from all liens (including Worker's Compensation claims) for damage or injury to any person or property arising out of any or in any way connected with Sublessee's use and occupancy of the Subleased Premises resulting from any act or omission of Sublessee, its employees, agents, guests or invites with respect to the Subleased Premises. Likewise, Sublessor hereby indemnifies and holds Sublessee harmless from and against any and all loss, cost, damage and expense resulting from acts or omissions by Sublessor with respect to the Subleased Premises.

      10. Compliance With Environmental Regulations. Sublessor hereby warrants that, to the best of its knowledge, it, its beneficiaries and all prior occupants of the Demised Premises have complied with all environmental regulations, including regulations regulating hazardous waste disposal, issued by federal, state or local environmental agencies. Sublessor shall further indemnify and save harmless Sublessee from any claim of a violation of environmental standards or hazardous waste disposal requirements resulting from periods prior to the commencement date of this Sublease, whether brought by an agency, a private citizen, or in a court procedure, and Sublessor shall, at its cost, respond to all such claims for its benefit and for the benefit of Sublessee. Likewise, sublessee warrants that it will comply with all such environmental regulations and indemnify and save harmless Sublessor from damage resulting solely from acts of Sublessee which violate such environmental standards and to the extent such damage arises out of its occupancy of the Subleased Premises. Provided, unless it is shown that Sublessee caused any such environmental violations, it shall be presumed that the same existed prior to the commencement dat of the Sublease.

      11. Incorporation of Lease Terms - To the extent not inconsistent with the terms of this Sublease, the terms, provisions, covenants and conditions of the Lease are hereby incorporated herein by reference, subject to the following:

            a. The term "Lessor" as used therein shall refer to Sublessor hereunder, its successors and assigns and the term "Lessee" as used therein shall refer to

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                  Sublessee hereunder, its successors and assigns but only with respect to the Subleased Premises:

            b. Each party hereto agrees to perform and comply with the terms, provisions, covenants and conditions of the Lease and not to do or suffer or permit anything to be done that would result in a default under or cause the Lease to be terminated or forfeited.

            c. In connection with any assignment or subletting desired to be made by Sublessee, in addition to the applicable provisions of the Lease, Sublessee shall also obtain Sublessor's prior written consent, which consent shall not be reasonably withheld, and if such consent shall not be unreasonably withheld, and if such consent is obtained, Sublessee shall contact Lessor directly for the Lessor's consent, and if the Lessor refuses to consent to such assignment or subletting, Sublessor shall, on request in writing from Sublessee, use its best effort to secure such consent from the Landlord.

            d. Sublessor shall have a right to access the Subleased Premises only during ordinary business hours with two business days advance notice to Sublessee and only when accompanied by an authorized agent/employee of Sublessee.

            e. Sublessee, at its own cost, shall have the right to signage on the street sign, building directories and on/near suite doorway entrance, subject to both Sublessor's and Landlord's approval, which approval shall not be unreasonably withheld.

      12. Warranty and Indemnification - Sublessor hereby warrants that there are no unpaid amounts due to Lessor under the Lease (other than further accruals of Rent), nor are there any unpaid amounts due or liens against the fixtures, trade fixtures, personalty, equipment or leasehold interests pertaining to the Demised Premises, the Sublessee expressly disclaiming any liability or responsibility therefore. Sublessor shall indemnify and hold harmless Sublessee for any loss, liability and reasonable costs (including but not limited to attorney fees) incurred by Sublessee due to a breach of this warranty.

      13.   Default -

            A. The following Events of Default are separate from the Events of Default as defined in the Lease and do not diminish in any respect the Sublessor's obligations under the Lease. The occurrence of one or more of the following events (an "Event of Default") shall constitute default by the Sublessee:

                  (a) the rental payments are not paid at the time and place due as provided herein. Sublessor shall give Sublessee five (5) days written notice of Sublessor's intent to declare Sublessee in default hereunder, and

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                        Sublessee shall have the right to cure such default
                        within ten (10) days from receipt of the notice;

                  (b) Sublessee fails to comply in any material respect with any term, provision, condition or covenant of this Sublease (other than the payment of rent), and does not cure such failure within thirty (30) days after written notice by Sublessor specifying such default;

                  (c) Sublessee files (or has filed against it) any petition or action for relief under any creditor's law (including bankruptcy, reorganization, or similar actions), either in a state or federal court;

                  (d) Sublessee becomes insolvent or makes an assignment for benefit of creditors;

                  (e)   a receiver is appointed for Sublessee;

                  (f) the leasehold interest of Sublessee is attached or levied upon;

                  (g) if any license, permit, approval or registration required for the operation of the Sublessee's business as a licensed and certified clinical reference laboratory, whether presently issued or subsequently required, shall expire without renewal or be canceled, suspended, or materially limited in any respect; or

                  (h) any representation or warranty of Sublessee given or made in connection herewith is not true, accurate, and complete in all material respects.

            B. If Sublessee shall commit an Event of Default, Sublessor shall have the following remedies:

                  These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law.

                  (a) Sublessor shall have the right to terminate this Sublease and Sublessee's rights to possession of the Subleased Premises at any time without notice to vacate, re-enter the Subleased Premises, pursue its remedies at law or in equity to recover from Sublessee all amounts of rent then due or thereafter accruing, and pursue such other damages as are caused by Sublessee's default;


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                  (b)   No course of dealing between Sublessor and Sublessee or
                        any delay in exercising any rights that either party may have under this Sublease shall operate as a waiver of any of the rights hereunder, nor shall any waiver of a prior default operate as a waiver of any subsequent default or defaults and no express waiver shall affect any condition, covenant, rule or regulation other than the one specified in such waiver and that one only for the time in the manner specifically stated.

            C. In the event Sublessor defaults in keeping, observing or performing any of the terms, provisions, covenants and conditions, contained in the Lease, and such default is not cured (or proper measures to cure such default commenced) by Sublessor within the periods specified in the Lease for the curing of such defaults, Sublessee shall have the right to remedy such default after it gives Sublessor written notice thereof in accordance with the terms of this Sublease. Is Sublessee shall incur any expense in remending such default, Sublessee shall be entitled to deduct such expenditures (to the extent they are reasonable in amounts) paid by it from the next monthly installment of rent falling due hereunder. Sublessor agrees to send promptly to Sublessee a copy of any notice of default received from Lessor.

      14. Use - Sublessee may use the Subleased Premises for the operation of a Clinical Reference Laboratory.

      15. Subrogation - Sublessor's right under the Lease (except such rights as are personal to Sublessor may be enforced against the Lessor by the Sublessee on behalf of the Sublessor, and each party shall advise the other, in writing, before taking any action to enforce such rights.

      16. Lease Amendments - Sublessor agrees that it will not modify the Lease without first obtaining the written consent of Sublessee to such modification, which consent shall not be unreasonably withheld. This Sublease may not be modified except in a writing signed by authorized representatives of each party.

      17. Notices - Notices which are required to be given pursuant to this Sublessee shall be in writing and shall be addressed and served personally or sent by prepaid registered or certified mail or nationally recognized overnight courier service as follows:

            If to Sublessor:  Universal Standard Healthcare, Inc.,
                                a Michigan Corporation
                              26500 Northwestern Highway
                              Southfield, Michigan  48076
                              Attention: Alan S. Ker, CFO


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            With a copy to:   Krieg, DeVault, Alexander & Capehart
                              One Indiana Square, Suite 2800
                              Indianapolis, Indiana 46204--2117

            If to Sublessee:  Laboratory Corporation of America Holdings,
                                a Delaware Corporation
                              358 S. Main Street
                              Burlington, North Carolina 27215
                              Attention:   Randal Stone

                              with a copy  to:

                              John Erwin, Esq.
                              Mezzullo  &  McCandlish
                              4300 Six Forks Road
                              Suite 825
                              Raleigh, North Carolina  27609

                              and

                              Laboratory Corporation of America Holdings
                              6370 Wilcox Road
                              Dublin, Ohio  43016
                              Attention:  Lease Administrator

      18. Use of Shared Areas - The Sublessee has the non-exclusive right to reasonable use of the conference/board room and the lunch room in the building, which shall be in common with the Sublessor and any other Sublessee.

      19. Americans with Disability Act (ADA) - Sublessee agrees not to use the Premises in any manner which would result in the use of the Subleased Premises or the Subleased Premises itself becoming a "public accommodation" as that term is defined in the Americans with Disabilities Act ("ADA") of 1990, as amended, 47 USC Section 17.101 et seq and hereby agrees to and does indemnify and hold Sublessor harmless from any and all claims, liabilities, losses, damages, costs and expenses, including reasonable attorney's fees incurred solely as a result of any breach by Sublessee of this provision. Sublessee agrees to undertake and complete, at its sole expense, any obligations, improvements or renovations necessary for the Subleased Premises and its entryways to comply with the ADA, provided, however, that such obligation arises solely as a result of Sublessee's use of the Subleased Premises pursuant to this Sublease. Sublessor is responsible for all other parking areas, building access and common areas with respect to ADA compliance.

      It is understood that the Universal Standard Healthcare, Inc. patient service center restrooms are available for use by handicapped patients, employees, agents, guests or invitees of the Laboratory

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Corporation of America Holdings in order to assist in complying with ADA provisions. No additional rental charge will be assessed for the availability of this space.

      20. Subject to the prior rights of the Sublessor, Sublessee shall have a right of first refusal to lease additional space in the Building. Sublessor accordingly agrees that as space becomes available it shall notify Sublessee in writing of the availability of the same and Sublessee shall have the right of first refusal, subject to Sublessor's prior rights, except by written notice to Sublessor within thirty (30) days of receipt of said notice, to lease sold space on a reasonable portion thereto (referred to as a "Additional Premises"). Any Additional Premises leased shall be under the same terms and conditions contained herein.

      21. So long as Sublessee has not been in default of any terms or conditions of this Lease. Sublessee shall have the right to extend the terms of this Lease for a period of time which will be determined after the initial 6 month period and with approval of the Lessor and commencing upon the expiration of the original terms of this Lease. All terms and conditions of this Lease shall remain the same including rental, which shall continue to be calculated by $.50 per square foot per year. Sublessee's right to extend the term provided in this Section 21 must be exercised, if at all, no later than thirty (30) days prior to the expiration of the original term of this Sublease.

      22. Entire Agreement - This Sublease constitutes the entire agreement between the parties hereto and contains all of the covenants and provisions between the parties with respect to the subject matter hereof. There is no statement, promise, agreement or obligation in existence which may conflict with the terms of this Sublease, or may modify, enlarge or invalidate this Sublease or any provisions thereto.

      23. Change in Law or Regulations- Notwithstanding anything in this Sublease to the contrary, should legal counsel for Sublessor or Sublessee reasonably conclude that this Sublease or Sublessee's use of the Subleased Premises is or may be in violation of any law or regulation, or subsequent changes in any applicable law or regulation, this Sublease shall terminate upon a sixty (60) day notice to the other party unless within said sixty (60) day period the parties agree to such modifications in this Sublease or use of the Subleased Premises that may be necessary to establish compliance with the law or regulation.

      24. Condemnation- If the whole or any part of the Subleased Premises shall be taken or condemned by any competent authority for any public or quasi public use or purpose such as to render the Subleased Premises unsuitable for Sublessee's use, in Sublessee's discretion, then the Term shall terminate from the date of possession, and rentals shall be apportioned accordingly. The condemnation award shall be paid to Sublessor or Lessor with the exception of any portion as may be attributable to Sublessee's fixtures and personal property, such portion shall be paid to Sublessee.

      25. Fire or Other Casualty- Sublessor shall give immediate notice to Sublessor of partial damage to the Premises by fire or other casualty. Sublessor shall cause the damage to be repaired with reasonable speed. Rent shall be proportionately reduced to the extent that the Subleased

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Premises are rendered untenantable. If the Subleased Premises are destroyed or so damaged that in normal course the Subleased Premises cannot be made tenantable within sixty (60) days, or if the damage occurs during the last thirty (30) days of the term and Sublessee does not exercise any option to renew, either Sublessor or Sublessee may terminate this Sublease by written notice to the other. Rentals shall be adjusted as of the date of the damage, and Sublessee shall vacate the Subleased Premises within twenty (20) days from the notice of termination.

      26. Quiet Enjoyment - Sublessor and Lessor agree that Sublessee upon paying the rent and performing all the terms and conditions of this Sublease, shall quietly have, hold and enjoy the Subleased Premises for the Term as herein stated.

      27. Successors and Assigns - The provisions of this Sublease shall bind and inure to the benefit of the Sublessor and Sublessee and their respective heirs, legal representatives and permitted assigns.

      28. Lessor's Acknowledgment - Lessor joins in the execution of this Sublease as the Lessor under the Lease, to acknowledge its approval and consent to the subleasing of the Subleased Premises by Sublessor to Sublessee pursuant to this Sublease; and Lessor does hereby grant its approval and consent to this Sublease. In accordance with the terms of such consent, it is understood and agreed by the parties that such approval and consent shall not be deemed a release by Lessor of Sublessor's obligations and liabilities under the Lease.


                    [signatures appear on following page]


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      IN WITNESS WHEREOF, the parties hereto have executed this Sublease
Agreement the day and year first above written.

In the presence of:                       UNIVERSAL STANDARD HEALTHCARE,
                                          INC., a Michigan corporation

  /s/ David C. Koelsch                    By:    /s/ Alan S. Ker
----------------------------                    ---------------------------
   /s/ Steven C. Tyshka                   Its:     C.F.O.
----------------------------                    ---------------------------


                                          LABORATORY CORPORATION OF
                                          AMERICA HOLDINGS, a Delaware
                                          corporation


                                          By:    /s/ Bradford T. Smith
----------------------------                    ---------------------------
                                          Its:   E.V. President
----------------------------                    ---------------------------






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STATE OF MICHIGAN       )
                        ) SS.
COUNTY OF WAYNE         )

On this 4th day of August, 1998, before me, a Notary Public, personally appeared Alan Ker to me known to be the Chief Financial Officer of Universal Standard Healthcare, Inc., and who executed the foregoing instrument on behalf of said corporation by authority of its board of directors and acknowledged the same as the free act and deed of the corporation.

                                 /s/  Patricia A. Menozzi
                              ----------------------------------------------
                              Notary Public, County of  Wayne
                                                       ---------------------
                              My Commission Expires:   July 2, 1999
                                                       ---------------------

STATE OF NORTH CAROLINA)
                       )  SS.
COUNTY OF ALMANCE      )

On this 4th day of August, 1998, before me, a Notary Public, personally appeared Bradford T. Smith to me known to be the Exec. Vice President of Laboratory Corporation of America Holdings, and who executed the foregoing instrument on behalf of said corporation by authority of its board of directors and acknowledged the same as the free act and deed of the corporation.

                                 /s/  Jennifer F Pulliam
                              -------------------------------------------
                              Notary Public, County of  Alamance
                                                       ------------------
                              My Commission Expires:   10/17/99
                                                       ------------------





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                              CONSENT TO SUBLEASE

On behalf of JWJ COMPANY, a Michigan Co-Partnership, the undersigned hereby acknowledges and consents to this Sublease.

In the event Universal Standard Healthcare, Inc. defaults on payment to JWJ Company, Laboratory Corporation of America Holdings may make rental and any other applicable payments, directly to JWJ Company. All aspects of original Lease supersede this Sublease Agreement and continue to be enforceable against Universal Standard Healthcare in accordance with the terms therein.

JWJ Company agrees to the terms and conditions of this Sublease Agreement in the event of default.

                                          JWJ COMPANY, a Michigan
                                            Co-Partnership


                                          By: /s/ John R. Kately, Ph.d.
                                              ----------------------------
                                          Its:
                                              ----------------------------

Acknowledged by Universal Standard Healthcare, Inc.:       /s/ Alan S. Ker
                                                    --------------------------
                        Signature and Date



Acknowledged by Laboratory Corporation of America Holdings: /s/ Bradford T.Smith
                                                           ---------------------
                        Signature and Date           8/4/98
                                           ---------------------

Sublessee will begin Sublease on August 4, 1998. Document effective on that date.









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